Certification of CEO Pursuant to
                         18 U.S.C. Section 1350,
                          as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Harris & Harris Group, Inc.(the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles E. Harris, as Chief Executive Officer of Harris & Harris Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

	(1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

	(2)	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles E. Harris
Name: Charles E. Harris
Title:   Chief Executive Officer
Date:   March 24, 2003


                   Certification of CFO Pursuant to
                     18 U.S.C. Section 1350,
                      as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Harris & Harris Group, Inc.(the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mel P. Melsheimer, as Chief Financial Officer of Harris & Harris Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

	(1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

	(2)	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Mel P. Melsheimer
Name:  Mel P. Melsheimer
Title:   Chief Financial Officer
Date:   March 24, 2003



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